UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 26, 2018

SELLAS Life Sciences Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33958	20-8099512
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

15 West 38th Street, 10th Floor

New York, NY 10018

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (917) 438-4353

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On October 2, 2018, SELLAS Life Sciences Group, Inc. (the “Company”) filed a Current Report on Form 8-K (“Original Form 8-K”) to report the unilateral removal of assets from the Company’s Restricted Account pursuant to the directive issued by JGB Collateral and the Company’s application (“Court Application”) for an Order to Show Cause for a Temporary Restraining Order, Preliminary Injunction and Expedited Discovery in the United States District Court (the “Court”) to, inter alia, enjoin JGB and JGB Collateral from taking any further action with respect to such assets or any other collateral pledged in connection with the purchase of the Senior Secured Debenture.

Pursuant to a Form 8-K/A filed with the SEC on October 5, 2018, the Company amended the Original 8-K to report the terms of a standstill agreement entered into between the parties as a result of the Company’s Court Application and that a trial date was scheduled for November 27, 2018.

This Amendment No. 2 on Form 8-K/A is being filed to report that the parties to the litigation have entered into an Amended Stipulation providing that a portion of the funds unilaterally removed by JGB Collateral from the Restricted Account be placed in escrow. Capitalized terms not defined herein have the same meaning as ascribed to them in the Original Form 8-K.

ITEM 2.04.	Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The disclosure set forth in Item 8.01 of this Current Report on Form 8-K/A to the extent required by this Item 2.04 is incorporated herein by reference.

ITEM 8.01.	Other Events

On October 16, 2018, the parties to the legal proceedings filed an Amended Stipulation, so ordered by the Court on the same date, which provides, among other things, that within 72 hours of the entry of the Stipulation and Order by the Court, JGB and certain other defendants, will deposit a sum of $1,611,567.00, into an escrow account at Wells Fargo Bank. The escrow account will be governed by an agreement, which may be modified only upon agreement of the parties or by order of the Court.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SELLAS Life Sciences Group, Inc.

Date: October 17, 2018	By:	/s/ Barbara A. Wood
Barbara A. Wood Executive Vice President, General Counsel